                                                                     Exhibit 5.1


                        CONSENT OF INDEPENDENT AUDITORS


The Sponsor, Trustee and Unit Holders of Equity Focus Trusts - Sector Series, Emerging Sector Portfolios: Wireless Technologies 2000:


We consent to the use of our report dated August 23, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                                /s/ KPMG LLP

                                                KPMG LLP



New York, New York
August 23, 2000